                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)        March 29, 2007
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                 CD 2007-CD4 Citigroup Commercial Mortgage Trust
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                       (Exact name of the Issuing Entity)
           Commission File Number of the Issuing Entity: 333-132746-03

  Citigroup Global Markets Realty Corp., German American Capital Corporation,
       La Salle Bank National Association, PNC Bank, National Association
                            and Royal Bank of Canada
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            (Exact name of the Sponsor as specified in its charter)

                  Citigroup Commercial Mortgage Securities Inc.
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           (Exact name of the Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-132746

          Delaware                      333-132746              13-3439681
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(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)

388 Greenwich Street, New York, New York                              10013
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code      (212) 816-6000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

         On March 29, 2007, a pooling and servicing agreement dated as of March
1, 2007 (the "Pooling and Servicing Agreement"), was entered into by and among
Citigroup Commercial Mortgage Securities Inc. as depositor (the "Registrant"),
Midland Loan Services, Inc., Wachovia Bank, National Association and Capmark
Finance Inc. as master servicers, LNR Partners, Inc. as special servicer, Wells
Fargo Bank, National Association as trustee and LaSalle Bank National
Association as certificate administrator. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled CD 2007-CD4 Citigroup Commercial Mortgage Trust (the "CD 2007-CD4
Citigroup Commercial Mortgage Trust"), Commercial Mortgage Pass-Through
Certificates, Series CD 2007-CD4 (the "Certificates"). Certain classes of the
Certificates, designated as Class A-1, Class A-2A, Class A-2B, Class A-3, Class
A-SB, Class A-4, Class A-1A, Class A-MFX, Class A-J, Class B, Class C, Class D,
Class E, Class F and Class XP (collectively, the "Publicly-Offered
Certificates") were registered under the Registrant's registration statement on
Form S-3 (Registration No. 333-132746). The Publicly-Offered Certificates were sold to Citigroup Global Markets Inc. ("Citigroup"), Deutsche Bank Securities
Inc., LaSalle Financial Services, Inc., PNC Capital Markets LLC and RBC Capital
Markets Corporation (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of March 14, 2007 (the "Underwriting
Agreement"), between the Registrant and the Underwriters. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "CGMRC Mortgage
Loans") were acquired by the Registrant from Citigroup Global Markets Realty
Corp. ("CGMRC") as seller pursuant to a mortgage loan purchase agreement dated as of March 14, 2007 (the "CGMRC Mortgage Loan Purchase Agreement"). Certain of
the mortgage loans backing the Publicly-Offered Certificates (the "GACC Mortgage
Loans") were acquired by the Registrant from German American Capital Corporation
("GACC") as seller pursuant to a mortgage loan purchase agreement dated as of
March 14, 2007 (the "GACC Mortgage Loan Purchase Agreement"). Certain of the
mortgage loans backing the Publicly-Offered Certificates (the "LaSalle Bank
Mortgage Loans") were acquired by the Registrant from LaSalle Bank National
Association ("LaSalle Bank") as seller pursuant to a mortgage loan purchase agreement dated as of March 14, 2007 (the "LaSalle Bank Mortgage Loan Purchase
Agreement"). Certain of the mortgage loans backing the Publicly-Offered
Certificates (the "PNC Bank Mortgage Loans") were acquired by the Registrant from PNC Bank, National Association ("PNC Bank") as seller pursuant to a mortgage loan purchase agreement dated as of March 14, 2007 (the "PNC Bank
Mortgage Loan Purchase Agreement"). The remaining mortgage loans backing the
Publicly-Offered Certificates (the "RBC Mortgage Loans"; the CGMRC Mortgage
Loans, the GACC Mortgage Loans, the LaSalle Bank Mortgage Loans, the PNC Bank
Mortgage Loans and the RBC Mortgage Loans, collectively, the "Mortgage Loans")
were acquired by the Registrant from Royal Bank of Canada ("RBC") as seller pursuant to a mortgage loan purchase agreement dated as of March 14, 2007 (the
"RBC Mortgage Loan Purchase Agreement"; the CGMRC Mortgage Loan Purchase
Agreement, the GACC Mortgage Loan Purchase Agreement, the LaSalle Bank Mortgage
Loan Purchase Agreement, the PNC Bank Mortgage Loan Purchase Agreement and the
RBC Mortgage Loan Purchase Agreement, collectively, the "Mortgage Loan Purchase
Agreements").

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (CGMRC, GACC, LaSalle Bank, PNC Bank or
RBC, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

                                       2

         Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
have been described in a filing previously made on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number
333-132746-03, for the CD 2007-CD4 Citigroup Commercial Mortgage Trust, and the
description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the
Underwriting Agreement and the Mortgage Loan Purchase Agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the
Registrant for the CD 2007-CD4 Citigroup Commercial Mortgage Trust.

                                       3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 5, 2007

                                                  CITIGROUP COMMERCIAL MORTGAGE
                                                  SECURITIES INC.

                                                  By: /s/ Paul Vanderslice
                                                      --------------------------
                                                  Name:  Paul Vanderslice
                                                  Title: Vice President